SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) APRIL 14, 2006


                                  ICEWEB, INC.
                                  ------------
             (Exact name of registrant as specified in its charter)


         Delaware                       0-27866                 13-2640971
----------------------------    ------------------------    -------------------
(State of other jurisdiction    (Commission File Number)      (IRS Employer
      or incorporation)                                     Identification No.)


                     205 Van Buren Street, Herndon, VA 20170
                    ----------------------------------------
          (Address of principal executive offices, including zip code)


       Registrant's telephone number, including area code: (703) 964-8000


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Section 8.
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Item 8.01. Other Events.
------------------------

Description of the acquisition of assets not required to be reported under Item 2.01.

On March 14, 2006, the Company, through its wholly-owned subsidiary, Iceweb Online, Inc., completed the acquisition of substantially all of the assets and some liabilities of PatriotNet, Inc. The assets acquired consisted of:

         a. SOFTWARE AND DOCUMENTATION. Software and documentation developed, under development, and used by PatriotNet, including the billing system referred to as Sherlock, plus all other software and documentation developed by or for PatriotNet at any time.

         b. OTHER CONTENT. Content not included in the software assets described in subparagraph a. above, whether said content is analog or digital, voice, video, or data content stored on tape, disk, or any form of analog, digital, electronic, or other media.

         c. CUSTOMER CONTRACTS. Contracts, agreements, licenses, and other commitments and arrangements, oral or written, with any person or entity (including for-profit businesses, non-profit organizations, and government entities) respecting the provision of Internet, technology, business and telework solutions and consulting businesses, broadband and narrowband Internet access service, and other businesses operated by PatriotNet or otherwise arising out of the Business. Also included, without limiting the inclusiveness of the customer contracts included among the Assets, are sales leads, teaming arrangements in process, hosting opportunities, and application service provider software provision opportunities.

         d. COMPUTER, AND OTHER EQUIPMENT. Computer, telecommunications, and other equipment and devices, peripheral devices, input/output devices, including mini- and micro-computers and other digital and analog data, voice, and video equipment of all types; modems, routers, switches, gateways, UPS equipment, telecommunications equipment, media, and tools and all ROMs, tapes, diskettes, and electronic media (the "Equipment"), including PatriotNet's rights under all related warranties.

         e. OFFICE FURNITURE. Office furniture and fixtures.

         f. LEASES. The entire leasehold or rental interest arising under leases of:

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                  (i) Equipment, including data processing hardware and
associated telecommunications equipment, media, and tools;

                  (ii) Office furnishings and fixtures; and

                  (iii) Other personal property.

         g. OTHER CONTRACTS. Other contracts, agreements, licenses, commitments, arrangements, and permissions.

         h. BUSINESS RECORDS. Copies of all business and marketing records, including accounting and operating records, asset ledgers, inventory records, budgets, personnel records, payroll records, customer lists, employment and consulting agreements, supplier lists, information and data respecting leased or owned equipment, files, correspondence and mailing lists, advertising materials and brochures, and other business records.

         i. AUTHORIZATIONS. Governmental approvals, authorizations, certifications, consents, variances, permissions, licenses, and permits to or from, or filings, notices, or recordings to or with, federal, state, and local governmental authorities, but subject, as to the re-assignability to IOI, to the procurement of any required government consents which shall be the sole responsibility of IOI after the Closing.

         j. ACCOUNTS RECEIVABLE. Accounts receivable as of the Effective Date, including all license fees, maintenance fees, hosting fees, and charges owing or to become owing to PatriotNet under Customer Contracts.

         k. WEBSITES, DOMAIN NAMES, AND INTELLECTUAL PROPERTY. Websites, domain names, patents, trademarks, service marks, trade names, and copyrights (including registrations, licenses, reservations of names and domain names, and applications pertaining thereto), and all other intellectual property rights, trade secrets, know-how, show-how, and other proprietary information, processes, and formulae (the "Intellectual Property"). The Websites and Intellectual Property includes the [patriot.net] website, the [patriot.net] domain name, the PatriotNet service mark and trademark, all registered trademarks and service marks, all reserved trade names, all registered copyrights, and all filed patent applications and issued patents owned by PatriotNet.

         l. INSURANCE POLICIES. Insurance and reinsurance, surety, bonding, or indemnity policies, binders, or contracts, and the benefits of any prior insurance coverage to the extent still available.

         m. CLAIMS. Claims PatriotNet may have against any person relating to or arising from the Assets, including rights to recoveries for damages or defective goods, to refunds, insurance claims, and choses in action.

         n. LIQUID ASSETS. Deposits, other receivable items, prepaid expense items, and investments, and all other products and proceeds of any Assets.

         o. BUSINESS INTERESTS, PARTICIPATIONS, AND OWNERSHIP POSITIONS. Interests, participations, and ownership positions held by PatriotNet in any corporation, partnership, joint venture, co-marketing arrangement, or similar enterprise or undertaking relating to PatriotNet's Business.

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         p. AGREEMENTS WITH EMPLOYEES AND INDEPENDENT CONTRACTORS RESPECTING
INTELLECTUAL PROPERTY. Agreements with employees and independent contractors: acknowledging development of works for hire by employees and/or contractors for PatriotNet; assigning inventions and other intellectual property assignments; promising confidentiality, non-disclosure, and non-competition; and other agreements, covenants, restrictions and prohibitions, protecting PatriotNet's Business and intellectual property rights. Provided, however, that said agreements respecting intellectual property shall in no way obligate IOI to employ any persons or accept duties delegated under independent contracts, except to the extent liabilities are expressly assumed in connection with the purchase of Assets.

         q. SECURITY AND OTHER DEPOSITS. All deposits posted by PatriotNet related to the Business. However, IOI is not assuming any lease of real property entered into by PatriotNet or PCG. Therefore, any security deposit posted with a landlord of real property (other than owners of co-location and other third party hosting facilities) is not assigned to IOI.

1.12 ASSUMPTION OF LIABILITIES. IOI and PatriotNet hereby agree that, in connection with the Assets being acquired by IOI from PatriotNet, PatriotNet shall delegate to IOI those liabilities as set forth in Schedule 1.12.a only, and IOI agrees to accept and assume those liabilities. Liabilities of PatriotNet not being assumed are set forth in Schedule 1.12.b of the asset purchase agreement.

         In consideration for the purchase of the assets, the Company paid to PatriotNet (a non-related party to Iceweb) of (a) the payment of cash consideration by IOI to PatriotNet of ONE HUNDRED NINETY THOUSAND AND NO/100 US DOLLARS (US $190,000.00) at Closing; (b) the issuance by IceWEB of 100,000 (restricted under Rule 144) shares of IceWEB common stock at Closing to those persons listed on Schedule 1.11 attached (the "Shareholders"); and (c) the assumption by IOI of certain PatriotNet liabilities as defined below, PatriotNet shall sell to IOI, and IOI shall purchase from PatriotNet, free of all liens and encumbrances, to the extent of PatriotNet's rights therein and except those excluded assets set forth on Schedule 1.11(a), all of the assets of PatriotNet related to or useful in the Business ("Assets") and described generally as follows: All equipment, trade names and accounts receivable.

PatriotNet, Inc. is a professional Internet Service Provider (ISP) servicing over 3,500 customers with T-1, DSL, dial up lines and email services. By combining leading edge technologies with an innovative approach to business process management, our staff provides solutions that capitalize on an organization's strengths and empower their employees to do their jobs better, faster and cheaper. From Highly creative, interactive, sales-focused Web sites to knowledge management and employee information systems, PatriotNet solutions embody the vision of the paperless workplace.

Section 9.
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Item 9.01. Financial Statements and Exhibits.
---------------------------------------------

         Exhibit 99.1  Accounts Payable Schedule for Contract

         Exhibit 99.2  Schedule 1.11 List of Shareholders

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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        ICEWEB, INC.

                                        By: /s/ John R. Signorello
                                            ----------------------
                                            John R. Signorello
                                            Chairman and CEO


DATED:  April 14, 2006

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